Exhibit 99.1

GREENBROOK APPOINTS CHIEF OPERATING OFFICER

March 4, 2024 – Toronto, ON – Greenbrook TMS Inc. (OTC Pink: GBNHF) (“Greenbrook” or the “Company”) announced today the appointment of Andrew Crish as Chief Operating Officer, effective immediately. In his role as Chief Operating Officer, Andrew will have responsibility for Company operations and leading the execution of the Company’s strategic growth plan alongside the Company’s executive leadership team.

Andrew has a diverse work experience spanning over two decades. Prior to joining Greenbrook, Andrew served as the Vice President of Operations at M2 Orthopedics since December 2021. Prior to this, he worked as the Vice President of Operations at National Veterinary Associates from November 2018 to November 2021. Before joining National Veterinary Associates, Andrew held various roles at DaVita Kidney Care, including Division Vice President; Division Vice President of Hospital Service; Group Director of Hospital Services; and Regional Operations Director. Andrew’s tenure at DaVita Kidney Care lasted from September 2013 to November 2018. Andrew’s earlier experience includes working at GE Healthcare as a Business Operations Manager, Director of Service, and Quality Assurance Leader from April 2007 to December 2012. Andrew also worked as a Consultant at BearingPoint, Inc from October 2006 to October 2007. Before transitioning into the corporate sector, Andrew served in the US Navy from May 2000 to October 2006 as a Surface Warfare Officer, Facilities Manager, and Instructor. Andrew completed his Bachelor of Science degree in Economics at the United States Naval Academy from 1996 to 2000. Andrew then pursued further education and obtained his MBA from Northwestern University - Kellogg School of Management, specializing in Marketing, Finance, Management & Strategy, from 2008 to 2011.

“Andrew is a seasoned executive with over 20 years of diverse operational experience. His passion for driving operational efficiencies and building high-performing teams aligns perfectly with our vision for Greenbrook”, commented Bill Leonard, President and Chief Executive Officer. “We are thrilled to welcome such a dynamic and skilled executive to our team.”

About Greenbrook TMS Inc.

Operating through 130 Company-operated treatment centers, Greenbrook is a leading provider of Transcranial Magnetic Stimulation (“TMS”) therapy and Spravato® (esketamine nasal spray), FDA-cleared, non-invasive therapies for the treatment of Major Depressive Disorder (“MDD”) and other mental health disorders, in the United States. TMS therapy provides local electromagnetic stimulation to specific brain regions known to be directly associated with mood regulation. Spravato® is offered to treat adults with treatment-resistant depression and depressive symptoms in adults with MDD with suicidal thoughts or actions. Greenbrook has provided more than 1.3 million treatments to over 40,000 patients struggling with depression.

For further information please contact:

Glen Akselrod

Investor Relations

Greenbrook TMS Inc.

Contact Information:

investorrelations@greenbrooktms.com

1-855-797-4867

Cautionary Note Regarding Forward-Looking Information

Certain information in this press release may constitute forward-looking information within the meaning of applicable securities laws in Canada and the United States, including the United States Private Securities Litigation Reform Act of 1995. In some cases, but not necessarily in all cases, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “targets”, “expects” or “does not expect”, “is expected”, “an opportunity exists”, “is positioned”, “estimates”, “intends”, “assumes”, “anticipates” or “does not anticipate” or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might”, “will” or “will be taken”, “occur” or “be achieved”. In addition, any statements that refer to expectations, projections or other characterizations of future events or circumstances contain forward-looking information. Statements containing forward-looking information are not historical facts but instead represent management’s expectations, estimates and projections regarding future events.

Forward-looking information is necessarily based on a number of opinions, assumptions and estimates that, while considered reasonable by the Company as of the date of this press release, are subject to known and unknown risks, uncertainties, assumptions and other factors that may cause the actual results, level of activity, performance or achievements or future events or developments to differ materially from those expressed or implied by the forward-looking statements, including, without limitation: macroeconomic factors such as inflation and recessionary conditions, substantial doubt regarding the Company’s ability to continue as a going concern due to recurring losses from operations; inability to increase cash flow and/or raise sufficient capital to support the Company’s operating activities and fund its cash obligations, repay indebtedness and satisfy the Company’s working capital needs and debt obligations; prolonged decline in the price of the Company’s common shares (the “Common Shares”) reducing the Company’s ability to raise capital; inability to satisfy debt covenants under the Company’s credit facility and the potential acceleration of indebtedness; including as a result of an unfavorable decision in respect of the litigation with Benjamin Klein; risks related to the ability to continue to negotiate amendments to the Company’s credit facility to prevent a default; risks relating to the Company’s ability to deliver and execute on the previously-announced restructuring plan (the “Restructuring Plan”) and the possible failure to complete the Restructuring Plan on terms acceptable to the Company or its suppliers (including Neuronetics, Inc.), or at all; risks relating to maintaining an active, liquid and orderly trading market for the Common Shares as a result of the Company’s suspension of trading on the Nasdaq Capital Market; risks relating to the Company’s ability to realize expected cost-savings and other anticipated benefits from the Restructuring Plan; risks related to the Company’s negative cash flows, liquidity and its ability to secure additional financing; increases in indebtedness levels causing a reduction in financial flexibility; inability to achieve or sustain profitability in the future; inability to secure additional financing to fund losses from operations and satisfy the Company’s debt obligations; risks relating to strategic alternatives, including restructuring or refinancing of the Company’s debt, seeking additional debt or equity capital, reducing or delaying the Company’s business activities and strategic initiatives, or selling assets, other strategic transactions and/or other measures, including obtaining bankruptcy protection, and the terms, value and timing of any transaction resulting from that process; claims made by or against the Company, which may be resolved unfavorably to us; risks relating to the Company’s dependence on Neuronetics, Inc. as its exclusive supplier of TMS devices. Additional risks and uncertainties are discussed in the Company’s materials filed with the Canadian securities regulatory authorities and the United States Securities and Exchange Commission from time to time, available at www.sedarplus.ca and www.sec.gov, respectively. These factors are not intended to represent a complete list of the factors that could affect the Company; however, these factors should be considered carefully. There can be no assurance that such estimates and assumptions will prove to be correct. The forward-looking statements contained in this press release are made as of the date of this press release, and the Company expressly disclaims any obligation to update or alter statements containing any forward-looking information, or the factors or assumptions underlying them, whether as a result of new information, future events or otherwise, except as required by law.